FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT (the "First Amendment") to the Asset Purchase Agreement dated as of the 1st day of June, 2000, is entered into as of the 9th day of June, 2000 by and between Tech Laboratories, Inc., a New Jersey corporation having its principal place of business at 955 Belmont Avenue, North Haledon, New Jersey 07508 ("Tech Labs"), Tech Labs Community Networks of the Southeast, Inc., a Delaware corporation having its principal place of business at 955 Belmont Avenue, North Haledon, New Jersey 07508 ("TL Southeast" or "Purchaser"), m3communications, Inc., a Florida corporation having its principal place of business at 806 Sarasota Quay, Sarasota, Florida 34236 ("Seller") and the shareholders of the Seller (the "Selling Shareholders"). Each of Tech Labs, TL Southeast, the Seller and the Selling Shareholders are individually referred to as a "Party" and collectively as the "Parties."

     WHEREAS, the undersigned are the Parties to an Asset Purchase Agreement dated as of June 1, 2000 (the "Asset Purchase Agreement"); and

     WHEREAS, under Paragraph 11.13 of the Asset Purchase Agreement the Parties may amend the Asset Purchase Agreement in a writing signed by the Parties;

     NOW, THEREFORE, the Parties hereby amend the Asset Purchase Agreement as follows:

     FIRST: Section 3.4 of the Asset Purchase Agreement is hereby deleted in its entirety and the following new paragraph is hereby inserted in lieu thereof:

     In accordance with the accounting and distribution procedures to be adopted by Bernard M. Ciongoli, Terry Nelson and/or a member of the board of directors of TL Southeast designated by the Seller, TL Southeast shall pay to Seller twenty percent (20%) of the monthly "operating income", as such term is defined under generally accepted accounting principles, generated from each contract for telecommunications services to property developments that TL Southeast enters into within one hundred and twenty (120) days of the date hereof within the states of Virginia, North Carolina, South Carolina, Kentucky, Tennessee, Georgia, Alabama, Louisiana, Mississippi and Florida (such states are hereinafter referred to as the "Territory").

     SECOND: Section 4 of the Asset Purchase Agreement is hereby deleted in its entirety and the following new paragraph is hereby inserted in lieu thereof:

     The Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be held at the offices of Stursberg & Veith at such time and date as may be agreed to by the Parties (the "Closing Date"), but in no event later than July 7, 2000.

     IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to the Asset Purchase Agreement to be entered into as of the date and year herein above first set forth.



M3COMMUNICATIONS, INC.                   TECH LABORATORIES, INC.


By: /s/ Paul Hansen                      By: /s/ Bernard M. Ciongoli
    -------------------------------          -----------------------------------
    Paul Hansen                              Bernard M. Ciongoli
      President                                President


                                         TECH LABS COMMUNITY
                                         NETWORKS OF THE SOUTHEAST, INC.



                                         By: /s/ Bernard M. Ciongoli
                                             -----------------------------------
                                             Bernard M. Ciongoli
                                              President


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